Exhibit 10.1

AMENDMENT THREE

to

SALES ALLIANCE AGREEMENT

between

SOFTWARE SPECTRUM, INC.

(as successor-in-interest to CorpSoft, Inc.)

and

INTRAWARE, INC.

This Amendment Three (“Amendment Three”) amends the Sales Alliance Agreement dated June 28, 2001 between Software Spectrum, Inc., as successor-in-interest to CorpSoft, Inc. (“Spectrum”) and Intraware, Inc. (“Intraware”), and all prior amendments thereto (the “Agreement”).

1.               Term Extension.  The parties hereby agree to extend the term of the Agreement for an additional year, through June 30, 2005.

2.               Termination for Convenience. The following is added at the end of Section 3.3 of the Agreement:  “Either party may terminate this Agreement without cause upon ninety (90) days’ written notice to the other party.”

Subject to the above modifications, the Agreement shall remain in full force and effect.

SOFTWARE SPECTRUM, INC.		INTRAWARE, INC.

By:	/s/ MICHAEL J. ANDERSON	By:	/s/ WENDY NIETO

Name:	Michael J. Anderson	Name:	Wendy Nieto

Title:	Director, Vendor Relations	Title:	CFO

Effective Date of this Amendment Three:  June 29, 2004